                                                                               .
                                                                               .
                                                                               .

                                                                     Exhibit 5.9

[MINE DEVELOPMENT ASSOCIATES LETTERHEAD]






April 24, 2006


British Columbia Securities Commission                 Alberta Securities Commission
Saskatchewan Financial Services Commission             Manitoba Securities Commission
Ontario Securities Commission                          Nova Scotia Securities Commission
New Brunswick Securities Commission                    Securities Commission of Newfoundland and Labrador
Prince Edward Island Securities Office                 United States Securities and Exchange Commission

Ladies and Gentlemen:

SILVER STANDARD RESOURCES INC.
SHORT FORM PROSPECTUS DATED APRIL 28, 2006 (THE "PROSPECTUS")
REGISTRATION STATEMENT ON FORM F-10 DATED APRIL 28, 2006 AND ANY AMENDMENTS THERETO, INCLUDING POST EFFECTIVE AMENDMENTS (THE "REGISTRATION STATEMENT")

We refer to our technical report dated August 3, 2001 titled Diablillos Silver and Gold Resources, Salta Province, Argentina (the "Technical Report").

We consent to the use of our name and references to the Technical Report, or portions thereof, in the Prospectus and the Registration Statement and to the inclusion or incorporation by reference of information derived from the Technical Report in the Prospectus and Registration Statement.

We have read the Prospectus and the Registration Statement of the Company and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Technical Report or that are within our knowledge as a result of the preparation of the Technical Report.

Yours truly,

MINE DEVELOPMENT ASSOCIATES, INC.

Per:     /s/ Steve Ristorcelli
         Steve Ristorcelli, CPG

[MINE DEVELOPMENT ASSOCIATES LETTERHEAD]






April 24, 2006



British Columbia Securities Commission                 Alberta Securities Commission
Saskatchewan Financial Services Commission             Manitoba Securities Commission
Ontario Securities Commission                          Nova Scotia Securities Commission
New Brunswick Securities Commission                    Securities Commission of Newfoundland and Labrador
Prince Edward Island Securities Office                 United States Securities and Exchange Commission

Ladies and Gentlemen:

SILVER STANDARD RESOURCES INC.
SHORT FORM PROSPECTUS DATED APRIL 28, 2006 (THE "PROSPECTUS")
REGISTRATION STATEMENT ON FORM F-10 DATED APRIL 28, 2006 AND ANY AMENDMENTS THERETO, INCLUDING POST EFFECTIVE AMENDMENTS (THE "REGISTRATION STATEMENT")

We refer to our technical report dated August 19, 2004 titled Amended Technical Report on the Pirquitas Silver, Tin and Zinc Deposits, Province of Jujuy, Argentina (the "Technical Report").

We consent to the use of our name and references to the Technical Report, or portions thereof, in the Prospectus and the Registration Statement and to the inclusion or incorporation by reference of information derived from the Technical Report in the Prospectus and Registration Statement.

We have read the Prospectus and the Registration Statement of the Company and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Technical Report or that are within our knowledge as a result of the preparation of the Technical Report.

Yours truly,

MINE DEVELOPMENT ASSOCIATES, INC.

Per:     /s/ Steve Ristorcelli
         Steve Ristorcelli, CPG

                        MINE DEVELOPMENT ASSOCIATES, INC.









April 28, 2006



British Columbia Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission
Manitoba Securities Commission
Ontario Securities Commission
Nova Scotia Securities Commission
New Brunswick Securities Commission
Securities Commission of Newfoundland and Labrador
Prince Edward Island Securities Office
United States Securities and Exchange Commission

Ladies and Gentlemen:

SILVER STANDARD RESOURCES INC.
SHORT FORM PROSPECTUS DATED APRIL 28, 2006 (THE "PROSPECTUS")
REGISTRATION STATEMENT ON FORM F-10 DATED APRIL 28, 2006 AND ANY AMENDMENTS THERETO, INCLUDING POST EFFECTIVE AMENDMENTS (THE "REGISTRATION STATEMENT")

We refer to the technical report dated April 28, 2006 titled Pirquitas -- Silver, Tin and Zinc Project and the material change reports of the Company dated April 6, April 24 and April 28, 2006 (the "Reports").

We consent to the use of our name and references to the Reports, or portions thereof, in the Prospectus and the Registration Statement and to the inclusion or incorporation by reference of information derived from the Reports in the Prospectus and Registration Statement.

We have read the Prospectus and the Registration Statement of the Company and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Reports or that are within our knowledge as a result of the preparation of the Reports.


Yours truly,

MINE DEVELOPMENT ASSOCIATES, INC.

Per:    /s/ Scott Hardy
        Scott Hardy

                        MINE DEVELOPMENT ASSOCIATES, INC.









May 10, 2006



British Columbia Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission
Manitoba Securities Commission
Ontario Securities Commission
Nova Scotia Securities Commission
New Brunswick Securities Commission
Securities Commission of Newfoundland and Labrador
Prince Edward Island Securities Office
United States Securities and Exchange Commission

Ladies and Gentlemen:

SILVER STANDARD RESOURCES INC.
SHORT FORM PROSPECTUS DATED APRIL 28, 2006 (THE "PROSPECTUS")
REGISTRATION STATEMENT ON FORM F-10 DATED APRIL 28, 2006 AND ANY AMENDMENTS THERETO, INCLUDING POST EFFECTIVE AMENDMENTS (THE "REGISTRATION STATEMENT")

We refer to the technical report dated April 28, 2006, as amended, titled Pirquitas -- Silver, Tin and Zinc Project and the material change reports of the Company dated April 6, April 24 and April 28, 2006 (the "Reports").

We consent to the use of our name and references to the Reports, or portions thereof, in the Prospectus and the Registration Statement and to the inclusion or incorporation by reference of information derived from the Reports in the Prospectus and Registration Statement.

We have read the Prospectus and the Registration Statement of the Company and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Reports or that are within our knowledge as a result of the preparation of the Reports.


Yours truly,

MINE DEVELOPMENT ASSOCIATES, INC.

Per:  /s/ Scott Hardy

      Scott Hardy

[MINE DEVELOPMENT ASSOCIATED LETTERHEAD]


April 28, 2006

British Columbia Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission
Manitoba Securities Commission
Ontario Securities Commission
Nova Scotia Securities Commission
New Brunswick Securities Commission
Securities Commission of Newfoundland and Labrador
Prince Edward Island Securities Office
United States Securities and Exchange Commission

Ladies and Gentlemen:

SILVER STANDARD RESOURCES INC.
SHORT FORM PROSPECTUS DATED APRIL 28, 2006 (THE "PROSPECTUS")
REGISTRATION STATEMENT ON FORM F-10 DATED APRIL 28, 2006 AND ANY AMENDMENTS THERETO, INCLUDING POST EFFECTIVE AMENDMENTS (THE "REGISTRATION STATEMENT")

We refer to our technical report dated April 28, 2006 titled Pirquitas -- Silver, Tin and Zinc Project and the material change reports of the Company dated April 6, April 24 and April 28, 2006 (the "Reports").

We consent to the use of our name and references to the Reports, or portions thereof, in the Prospectus and the Registration Statement and to the inclusion or incorporation by reference of information derived from the Reports in the Prospectus and Registration Statement.

We have read the Prospectus and the Registration Statement of the Company and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Reports or that are within our knowledge as a result of the preparation of the Reports.

Yours truly,

MINE DEVELOPMENT ASSOCIATES, INC.

Per: /s/ Steven Ristorcelli
     ----------------------
     Steven Ristorcelli

[MINE DEVELOPMENT ASSOCIATED LETTERHEAD]


May 10, 2006

British Columbia Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission
Manitoba Securities Commission
Ontario Securities Commission
Nova Scotia Securities Commission
New Brunswick Securities Commission
Securities Commission of Newfoundland and Labrador
Prince Edward Island Securities Office
United States Securities and Exchange Commission

Ladies and Gentlemen:

SILVER STANDARD RESOURCES INC.
SHORT FORM PROSPECTUS DATED APRIL 28, 2006 (THE "PROSPECTUS")
REGISTRATION STATEMENT ON FORM F-10 DATED APRIL 28, 2006 AND ANY AMENDMENTS THERETO, INCLUDING POST EFFECTIVE AMENDMENTS (THE "REGISTRATION STATEMENT")

We refer to the technical report dated April 28, 2006, as amended, titled Pirquitas -- Silver, Tin and Zinc Project and the material change reports of the Company dated April 6, April 24 and April 28, 2006 (the "Reports").

We consent to the use of our name and references to the Reports, or portions thereof, in the Prospectus and the Registration Statement and to the inclusion or incorporation by reference of information derived from the Reports in the Prospectus and Registration Statement.

We have read the Prospectus and the Registration Statement of the Company and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Reports or that are within our knowledge as a result of the preparation of the Reports.

Yours truly,

MINE DEVELOPMENT ASSOCIATES, INC.

Per: /s/ Steven Ristorcelli
     ----------------------
     Steven Ristorcelli